SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 6, 2003

KEYSTONE PROPERTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12514	84-1246585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Four Falls, Suite 208 West Conshohocken, PA 19428
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:
(484) 530-1800

Item 5. Other Events.

On November 4, 2003, Ernst & Young LLP consented to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-58971) of Keystone Property Trust of its report dated January 31, 2003, with respect to the combined statement of revenue and certain expenses of the Capital Business Center for the year ended December 31, 2001 included in the Current Report on Form 8-K dated January 31, 2003 and filed on February 10, 2003, its report dated January 31, 2003 with respect to the statement of revenue and certain expenses of 2040 North Union Street for the year ended December 31, 2001 included in the Current Report on Form 8-K dated January 31, 2003 and filed on February 10, 2003, its report dated May 8, 2003 with respect to the combined statement of revenue and certain expenses of the Berger Portfolio for the year ended December 31, 2002 included in the Current Report on Form 8-K/A dated March 12, 2003 and filed on May 23, 2003, its report dated September 30, 2003 with respect to the combined statement of revenue and certain expenses of the Capital Business Center for the year ended December 31, 2002 included in the Current Report on Form 8-K dated and filed on October 28, 2003, and its report dated October 16, 2003 with respect to the statement of revenue and certain expenses of 2040 North Union Street for the year ended December 31, 2002 included in the Current Report on Form 8-K dated and filed on October 28, 2003. A copy of the consent of Ernst & Young LLP is attached hereto as Exhibit 23.1.

Item 7. Financial Statements and Exhibits.

(c)                    Exhibits.

Exhibit 23.1                          Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST

Date:	November 6, 2003	By:	/s/ Jeffrey E. Kelter

Jeffrey E. Kelter
President and Chief Executive Officer

Date:	November 6, 2003	By:	/s/ Timothy E. McKenna

Timothy E. McKenna
Senior Vice President and Chief Financial Officer

Date:	November 6, 2003	By:	/s/ J. Peter Lloyd

J. Peter Lloyd
Vice President and Chief Accounting Officer

Exhibit Index

Exhibit 23.1	Consent of Ernst & Young LLP